                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                      FIRST UNION NATIONAL BANK OF GEORGIA

                      -----------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      -----------------------------------

      The information which is required to be prepared with respect to the distribution date of September 20, 1996 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      ---------------------------------------------------------------------
      basis of $1,000 Original Certificate Principal Amount)
      ------------------------------------------------------

1     The amount of the current monthly distribution in
      respect of Class A Monthly Principal. . . . . . . . . . .               0.00
                                                                ------------------

2     The amount of the current monthly distribution in
      respect of Class B Monthly Principal. . . . . . . . . . .               0.00
                                                                ------------------

3     The amount of the current monthly distribution in
      respect of Collateral Monthly Principal . . . . . . . . .               0.00
                                                                ------------------

4     The amount of the current monthly distribution in
      respect of Class A Monthly Interest . . . . . . . . . . .       1,433,104.17
                                                                ------------------

5     The amount of the current monthly distribution in
      respect of Class A Deficiency Amounts . . . . . . . . . .               0.00
                                                                ------------------

6     The amount of the current monthly distribution in
      respect of Class A Additional Interest. . . . . . . . . .               0.00
                                                                ------------------

7     The amount of the current monthly distribution in
      respect of Class B Monthly Interest . . . . . . . . . . .         120,004.37
                                                                ------------------

8     The amount of the current monthly distribution in
      respect of Class B Deficiency Amounts . . . . . . . . . .               0.00
                                                                ------------------

      9     The amount of the current monthly distribution in
            respect of Class B Additional Interest. . . . . . . .             0.00
                                                                  ----------------

      10    The amount of the current monthly distribution in
            respect of Collateral Monthly Interest. . . . . . . .       162,899.31
                                                                  ----------------

      11    The amount of the current monthly distribution in
            respect of any accrued and unpaid Collateral
            Monthly Interest . . . . . . . . . . . . . . . . . .              0.00
                                                                  ----------------

B.    Information Regarding the Performance of the Trust
      --------------------------------------------------

      1     Collection of Principal Receivables
            -----------------------------------

            (a)    The aggregate amount of Principal Collections
                   processed during the related Monthly Period
                   which were allocated in respect of the
                   Class A Certificates. . . . . . . . . . . . .     23,198,925.13
                                                                  ----------------

            (b)    The aggregate amount of Principal Collections
                   processed during the related Monthly Period
                   which were allocated in respect of the
                   Class B Certificates. . . . . . . . . . . . .      1,898,136.05
                                                                  ----------------

            (c)    The aggregate amount of Principal Collections
                   processed during the related Monthly Period
                   which were allocated in respect of the
                   Collateral Interest . . . . . . . . . . . . .      3,022,895.34
                                                                  ----------------

      2     Principal Receivables in the Trust
            ----------------------------------

            (a)    The aggregate amount of Principal
                   Receivables in the Trust as of the end of the
                   day on the last day of the related Monthly
                   Period (ending Principal balance) . . . . . . .3,257,846,460.23
                                                                  ----------------

            (b)    The amount of Principal Receivables in the
                   Trust represented by the Investor Interest of
                   Series 1996-2 as of the end of the day on the
                   last day of the related Monthly Period. . . . .  363,636,975.00
                                                                  ----------------

            (c)    The amount of Principal Receivables in the
                   Trust represented by the Series 1996-2
                   Adjusted Investor Interest as of the end of the
                   day on the last day of the related Monthly
                   Period.  . . . . . . . . . . . . . . . . . . .   363,636,975.00
                                                                  ----------------

      (d)    The amount of Principal Receivables in the
             Trust represented by the Class A Investor
             Interest as of the end of the day on the last
             day of the related Monthly Period. . . . . . . . . .   300,000,000.00
                                                                  ----------------

      (e)    The amount of Principal Receivables in the
             Trust represented by the Class A Adjusted
             Investor Interest as of the end of day on the
             last day of the related Monthly Period. . . . . . .    300,000,000.00
                                                                  ----------------

      (f)    The amount of Principal Receivables in the
             Trust represented by the Class B Investor
             Interest as of the end of the day on the last
             day of the related Monthly Period. . . . . . . . . .    24,546,000.00
                                                                  ----------------

      (g)    The amount of Principal Receivables in the
             Trust represented by the Collateral Interest as
             of the end of the day on the last day of the
             related Monthly Period . . . . . . . . . . . . . . .    39,090,975.00
                                                                  ----------------

      (h)    The Floating Investor Percentage with respect
             to the related Monthly Period. . . . . . . . . . . .           11.32%
                                                                  ----------------

      (i)    The Class A Floating Allocation with respect
             to the related Monthly Period. . . . . . . . . . . .            9.34%
                                                                  ----------------

      (j)    The Class B Floating Allocation with respect
             to the related Monthly Period. . . . . . . . . . . .            0.76%
                                                                  ----------------

      (k)    The Collateral Floating Allocation with respect
             to the related Monthly Period. . . . . . . . . . . .            1.22%
                                                                  ----------------

      (l)    The Fixed Investor Percentage with respect to
             the related Monthly Period . . . . . . . . . . . . .        N/A
                                                                  ----------------

      (m)    The Class A Fixed Allocation with respect to
             the related Monthly Period . . . . . . . . . . . . .        N/A
                                                                  ----------------

      (n)    The Class B Fixed Allocation with respect to
             the related Monthly Period . . . . . . . . . . . . .        N/A
                                                                  ----------------

      (o)    The Collateral Fixed Allocation with respect to
             the related Monthly Period . . . . . . . . . . . . .        N/A
                                                                  ----------------

  3    Rebate Accounts
       ---------------

       The aggregate amount of                     Aggregate                  Percentage of
       Principal Receivables arising in             Account                       Total
       Rebate Accounts with respect                 Balance                    Receivables
       to the related Monthly Account               -------                    -----------
       Receivables                               136,509,891.18                     4.13%
                                              ---------------------------------------------

  4    Delinquent Balances
       -------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                    Aggregate                  Percentage of
                                                     Account                       Total
                                                     Balance                    Receivables
                                                    ---------                  -------------
       (a) 35 - 64 days:. . . . . . . . .         63,632,356.24                     1.92%
                                              -------------------------------------------
       (b) 65 - 94 days:. . . . . . . . .         36,887,363.78                     1.12%
                                              -------------------------------------------
       (c) 95 - 124 days: . . . . . . . . . .     27,783,074.69                     0.84%
                                              -------------------------------------------
       (d) 125 - 154 days:. . . . . . . . . .     20,984,019.28                     0.63%
                                              -------------------------------------------
       (e) 155 - or more days days: . . . . .     28,110,166.66                     0.85%
                                              -------------------------------------------
                    Total                        177,396,980.65                     5.36%
                                              -------------------------------------------

  5    Investor Default Amount
       -----------------------

       (a)   The Aggregate Investor Default Amount for
             the related Monthly Period . . . . . . . . . . . . .            1,398,554.18
                                                                    ---------------------
       (b)   The Class A Investor Default Amount for
             the related Monthly Period . . . . . . . . . . . . .            1,153,805.26
                                                                    ---------------------

       (c)   The Class B Investor Default Amount for
             the related Monthly Period . . . . . . . . . . . . .               94,404.35
                                                                    ---------------------

       (d)   The Collateral Default Amount for
             the related Monthly Period . . . . . . . . . . . . .              150,344.58
                                                                    ---------------------

  6    Investor Charge Offs
       --------------------

       (a)   The aggregate amount of Class A Investor
             Charge Offs for the related Monthly Period. . . .                       0.00
                                                                    ---------------------

       (b)   The aggregate amount of Class A Investor
             Charge Offs set forth in 5(a) above per $1,000
             of original certificate principal amount. . . . . . .                   0.00
                                                                    ---------------------

       (c)   The aggregate amount of Class B Investor
             Charge Offs for the related Monthly Period. . . .                       0.00
                                                                    ---------------------

       (d)   The aggregate amount of Class B Investor
             Charge Offs set forth in 5(c) above per $1,000
             of original certificate principal amount. . . . .                       0.00
                                                                    ---------------------

       (e)   The aggregate amount of Collateral
             Charge Offs for the related Monthly Period. . . .                       0.00
                                                                    ---------------------

       (f)   The aggregate amount of Class A Investor
             Charge Offs reimbursed on the Transfer Date
             immediately preceding this Distribution Date. . .                       0.00
                                                                    ---------------------

       (g)   The aggregate amount of Class A Investor
             Charge Offs set forth in 5(g) above per $1,000
             original certificate principal amount reimbursed
             on the Transfer Date immediately preceding
             this Distribution Date. . . . . . . . . . . . . .                       0.00
                                                                    ---------------------

       (h)   The aggregate amount of Class B Investor
             Charge Offs reimbursed on the Transfer
             Date immediately preceding this Distribution
             Date. . . . . . . . . . . . . . . . . . . . . . .                       0.00
                                                                    ---------------------

       (i)   The aggregate amount of Class B Investor
             Charge Offs set forth in 5(i) above per $1,000
             original certificate principal amount
             reimbursed on the Transfer Date
             immediately preceding this Distribution Date.                           0.00
                                                                    ---------------------

       (j)   The aggregate amount of Collateral Charge
             Offs reimbursed on the Transfer Date
             immediately preceding this Distribution Date                            0.00
                                                                    ---------------------

  7    Investor Servicing Fee
       ----------------------

       (a)   The amount of the Class A Servicing Fee
             payable by the Trust to the Servicer for the
             related Monthly Period . . . . . . . . . . . . .                  312,500.00
                                                                    ---------------------

       (b)   The amount of the Class B Servicing Fee
             payable by the Trust to the Servicer for the
             related Monthly Period . . . . . . . . . . . . .                   25,568.75
                                                                    ---------------------

       (c)   The amount of the Collateral Servicing Fee
             payable by the Trust to the Servicer for the
             related Monthly Period . . . . . . . . . . . . .                   40,719.77
                                                                    ---------------------

       (d)   the amount of Servicer Interchange payable
             by the Trust to the Servicer for the related
             Monthly Period. . . . . . . . . . . . . . . . .                   227,273.11
                                                                    ---------------------

  8    Reallocations
       -------------

       (a)   The amount of Reallocated Collateral
             Principal Collections with respect to this
             Distribution Date. . . . . . . . . . . . . . . .                        0.00
                                                                    ---------------------

       (b)   The amount of Reallocated Class B
             Principal Collections with respect to this
             Distribution Date. . . . . . . . . . . . . . . .                        0.00
                                                                    ---------------------

       (c)   The Collateral Interest as of the close of
             business on this Distribution Date. . . . . . .                39,090,975.00
                                                                    ---------------------

       (d)   The Class B Investor Interest as of the close of
             business on this Distribution Date. . . . . . .                24,546,000.00
                                                                    ---------------------

  9    Collection of Finance Charge Receivables
       ----------------------------------------

       (a)   The aggregate amount of Collections of
             Finance Charge Receivables processed
             during the related Monthly Period which were
             allocated in respect of the Class A Certificates                3,554,680.33
                                                                    ---------------------

       (b)   The aggregate amount of Collections of
             Finance Charge Receivables processed
             during the related Monthly Period which were
             allocated in respect of the Class B Certificates                  290,843.94
                                                                    ---------------------

       (c)   The aggregate amount of Collections of
             Finance Charge Receivable processed
             during the related Monthly Period which were
             allocated in respect of the Collateral Interest.                  463,186.40
                                                                    ---------------------

 10    Principal Funding Account
       -------------------------

       (a)   The principal amount on deposit in the
             Principal Funding Account on the related
             Transfer Date. . . . . . . . . . . . . . . . . .                        0.00
                                                                    ---------------------

             (b)   The Accumulation Shortfall with respect to
                   the related Monthly Period . . . . . . . . . . .                        0.00
                                                                          ---------------------

             (c)   The Principal Funding Investment Proceeds
                   deposited in the Finance Charge Account on
                   the related Transfer . . . . . . . . . . . . . .                        0.00
                                                                          ---------------------

             (d)   The amount of all or the portion of the
                   Reserve Draw Amount deposited in the
                   Finance Charge Account on the related
                   Transfer date from the Reserve Account. . . . .                         0.00
                                                                          ---------------------

       11    Reserve Draw Amount      . . . . . . . . . . . . . . .                        0.00
                                                                          ---------------------


       12    Available Funds
             ---------------

             (a)   The amount of Class A Available Funds on
                   deposit in the Finance Charge Account on
                   the related Transfer . . . . . . . . . . . . . .                3,554,680.33
                                                                          ---------------------

             (b)   The amount of Class B Available Funds on
                   deposit in the Finance charge Account on
                   the related Transfer . . . . . . . . . . . . . .                  290,843.94
                                                                          ---------------------

             (c)   The amount of Collateral Available Funds on
                   deposit in the Finance Charge Account on
                   the related Transfer . . . . . . . . . . . . . .                  463,186.40
                                                                          ---------------------

       13    Portfolio Yield
             ---------------

             (a)   The Portfolio Yield for the related Monthly
                   Period . . . . . . . . . . . . . . . . . . . . .                      10.35%
                                                                          ---------------------

             (b)   The Portfolio Adjusted Yield for the related
                   Monthly Period. . . .. . . . . . . . . . . . . .                       2.33%
                                                                          ---------------------

C.     Floating Rate Determinations
       ----------------------------

       1     LIBOR for the Interest Period ending on this
             Distribution . . . . . . . . . . . . . . . . . . . . .                     5.4375%
                                                                          ---------------------

       2     Number of days in this interest period . . . . . . . .                          31
                                                                          ---------------------

       3     Interest Factor. . . . . . . . . . . . . . . . . . . .                    0.56628%
                                                                          ---------------------

D.    CUSIP Numbers
      -------------

      1       Class A.. . .. . . . . . . . . . . . . . . . . . . .              337365AC4
                                                                    ---------------------

      2       Class B.. . .. . . . . . . . . . . . . . . . . . . .              337365AD2
                                                                    ---------------------





                             FIRST UNION NATIONAL BANK OF
                             GEORGIA,
                             Servicer



                             By:   /s/ JAMES H. GILBRAITH II
                             ------------------------------------

                             James H. Gilbraith II
                             Vice President and Managing Director
                             First Union National Bank of Georgia